Basic and Diluted Net Loss per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Basic and Diluted Net Loss per Share	Basic and Diluted Net Loss per Share
The following table sets forth the computation of the Company’s basic and diluted net loss per share to common stockholders:

	December 31,
	2021	2020
	(In thousands, except share per share data)
Numerator:
Net loss	$(107,091)	$(21,807)
Extinguishment of redeemable convertible preferred stock	—	13,051
Net loss attributable to common stockholders	$(107,091)	$(8,756)
Denominator:
Weighted average shares used in computing net loss per share – basic and diluted	58,688,496	15,629,179
Net loss per share – basic and diluted.	$(1.82)	$(0.56)
The following potentially dilutive shares of common stock equivalents “on an as-converted basis” were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because including them would have had an antidilutive effect:

	December 31,
	2021	2020
	(per share data)
Redeemable convertible preferred stock	—	147,876,672
Convertible promissory note	—	—
Redeemable convertible preferred stock warrants	—	408,729
Common stock warrants	13,075,000	214,033
Restricted stock units issued and outstanding	4,041,346	—
Stock options issued and outstanding	21,191,226	21,471,321
Total potentially dilutive common share equivalents	38,307,572	169,970,755
Total potentially dilutive common share equivalents for the year ended December 31, 2021, excludes 21,758,148 shares related to the earnout liability as these shares are contingently issuable upon meeting certain triggering events.